[Logo] M F S (R)
INVESTMENT MANAGEMENT                                            ANNUAL REPORT
We invented the mutual fund(R)                                  FOR YEAR ENDED
                                                                 JUNE 30, 2000


[graphic omitted]



                                   MFS(R) INSTITUTIONAL
                                   GLOBAL FIXED INCOME FUND

MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND

TRUSTEES                              INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and     Massachusetts Financial Services Company
Chief Executive Officer, MFS          500 Boylston Street
Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private     DISTRIBUTOR
investor and trustee                  MFS Fund Distributors, Inc.
                                      500 Boylston Street
William R. Gutow+ - Private investor  Boston, MA 02116-3741
and real estate consultant; Vice
Chairman, Capitol Entertainment       INVESTOR SERVICE
Management Company (video franchise)  MFS Service Center, Inc.
                                      P.O. Box 2281
CHAIRMAN AND PRESIDENT                Boston, MA 02107-9906
Jeffrey L. Shames*
                                      For additional information, contact
PORTFOLIO MANAGER                     your investment professional.
Stephen C. Bryant*
                                      CUSTODIAN
TREASURER                             State Street Bank and Trust Company
James O. Yost*
                                      AUDITORS
ASSISTANT TREASURERS                  Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                       WORLD WIDE WEB
                                      www.mfs.com
SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the year ended June 30, 2000, the fund provided a total return of 1.97%, including the reinvestment of any distributions. During the same period, the average global income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 1.76%. The fund's return also compares to a return of 3.16% over the same period for the fund's benchmark, the Salomon Brothers World Government Bond Index, an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

As the performance results indicate, it has continued to be a difficult environment for the fund relative to the Salomon Index. On a more positive note, the yield on the benchmark 10-year U.S. Treasury has come down during the past six months, from a high of 6.9% to roughly 6% at the end of the period. Yields have declined in recent months, primarily due to a belief among more investors that U.S. economic growth is beginning to moderate and that the Federal Reserve Board (the Fed) may be nearing the end of its cycle of interest-rate increases. During this time, longer-term U.S. Treasury prices, which move in the opposite direction of yield, have appreciated. The fund remained overweighted in long-term Treasuries relative to the index, which aided performance. In addition to our overweighting in long-term U.S. Treasuries, we maintained a significant underweighting in Japanese securities because their yields remained very low. This strategy contributed favorably to relative results.

Despite the recent changes in U.S. interest rates and our overweighting relative to the index in U.S. Treasuries, these factors were not enough to offset the negative results caused by the decline in foreign currencies, especially the euro. As foreign currencies declined and were converted back into U.S. dollar-denominated securities, it resulted in a loss to the fund.

While the weak euro detracted from total return, we like the currency and anticipate a rebound because it looks like European economic growth is strong and the European central bank (ECB) is beginning to increase interest rates in an effort to keep potential inflationary pressures under control. Unfortunately, this environment has not helped the value of the euro and our overweighting in the currency hurt total return. The problem with the euro has been the disarray among the finance communities of European monetary union (EMU) countries. They should be speaking with one voice, but they appear to be speaking with many different voices. As a result, the ECB, which should be protecting the value of the euro, has little credibility. This is the main reason the fund's position in the euro has done poorly. The good news is that we've started to see a recovery in non-dollar currencies, including the euro, and we are optimistic this trend will continue as the U.S. economy slows.

Recently, we started to buy a number of sovereign Yankee bonds
(dollar-denominated bonds issued in the United States by foreign governments and corporations), such as Canadian government-guaranteed issues. The yields on these bonds looked very attractive and, given their relative safety and favorable outlook for price appreciation, we overweighted the fund relative to the index in these securities.

If the Fed achieves a soft landing - slowing growth enough to control inflationary pressure without sending the economy into recession - which we believe is the likely scenario, U.S. Treasuries should outperform European and Japanese bonds. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) As a result, we'll continue to position the portfolio defensively, while also trying to take advantage of attractively priced international bonds and the improving interest-rate conditions in the United States. In this environment, we'll begin to moderately increase the fund's duration (sensitivity to interest rates) in U.S. government securities in an effort to achieve more price appreciation and higher yields.

     Respectfully,

 /s/ Stephen C. Bryant

     Stephen C. Bryant
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen C. Bryant is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Institutional Global Fixed Income Fund and the Global Government Series offered through MFS(R)/Sun Life annuity products. He also manages MFS(R) Government Markets Income Trust and MFS(R) Intermediate Income Trust, two closed-end funds.

He joined MFS in 1987 as Assistant Vice President. He was named Vice President in 1989, portfolio manager in 1992, and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, issuer- oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks income and capital appreciation.

Commencement of investment operations: September 30, 1992

Size: $28.6 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, September 30, 1992, through June 30, 2000. Index information is from October 1, 1992.)

          MFS Institutional Global              Salomon Brothers World
              Fixed Income Fund                 Government Bond Index
--------------------------------------------------------------------------------
9/92             $3,000,000                          $3,000,000
6/94              3,131,900                           3,294,700
6/96              3,659,100                           3,928,200
6/98              3,923,500                           4,256,500
6/00              4,245,201                           4,572,467

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

                                                 1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +1.97%           +12.20%           +17.76%           +41.51%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      +1.97%           + 3.91%           + 3.32%           + 4.58%
-------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)                           1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------------------
Average global income fund+                      +1.76%           + 2.10%           + 4.67%           + 5.24%
-------------------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index#    +3.16%           + 3.87%           + 3.16%           + 5.59%
-------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, September 30, 1992, through
    June 30, 2000. Index information is from October 1, 1992.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2000

Bonds - 85.0%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
Foreign Bonds - 55.3%
  Australia - 0.6%
    Commonwealth of Australia, 6.75s, 2006                           AUD    281       $   173,651
-------------------------------------------------------------------------------------------------
  Canada - 3.0%
    Government of Canada, 5.25s, 2008                              $        321       $   285,454
    Government of Canada, 5.5s, 2009                                 CAD    865           571,473
                                                                                      -----------
                                                                                      $   856,927
-------------------------------------------------------------------------------------------------
  Denmark - 1.1%
    Kingdom of Denmark, 7s, 2007                                     DKK  2,176       $   298,866
-------------------------------------------------------------------------------------------------
  France - 1.8%
    Republic of France, 4s, 2009                                     EUR    598       $   515,202
-------------------------------------------------------------------------------------------------
  Germany - 17.6%
    Federal Republic of Germany, 8s, 2002                            EUR    906       $   913,257
    Federal Republic of Germany, 6.75s, 2004                              1,833         1,849,217
    Federal Republic of Germany, 4.75s, 2008                                672           621,709
    Federal Republic of Germany, 4.5s, 2009                               1,192         1,080,759
    Federal Republic of Germany, 5.375s, 2010                               598           576,274
                                                                                      -----------
                                                                                      $ 5,041,216
-------------------------------------------------------------------------------------------------
  Greece - 1.7%
    Hellenic Republic, 8.6s, 2008                                   GRD 150,200       $   488,802
-------------------------------------------------------------------------------------------------
  Italy - 6.7%
    Republic of Italy, 3.25s, 2004                                   EUR    650       $   577,395
    Republic of Italy, 5s, 2008                                             824           761,439
    Republic of Italy, 5.5s, 2010                                           616           586,093
                                                                                      -----------
                                                                                      $ 1,924,927
-------------------------------------------------------------------------------------------------
  Japan - 13.0%
    Development Bank of Japan, 1.75s, 2010 (Banks and
      Credit Cos.)                                                   JPY 82,000       $   769,832
    International Bank for Reconstruction & Development,
      2s, 2008 (Banks and Credit Cos.)                                  242,700         2,377,035
    Japan Bank for International Cooperation, 7.125s,
      2005 (Banks and Credit Cos.)                                 $        575           575,086
                                                                                      -----------
                                                                                      $ 3,721,953
-------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    United Mexican States, 9.875s, 2010                            $        132       $   137,940
-------------------------------------------------------------------------------------------------
  South Korea - 0.6%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##            $        180       $   178,875
-------------------------------------------------------------------------------------------------
  Sweden - 3.1%
    Kingdom of Sweden, 5s, 2004                                      SEK  4,900       $   550,695
    Kingdom of Sweden, 9s, 2009                                           2,300           327,712
                                                                                      -----------
                                                                                      $   878,407
-------------------------------------------------------------------------------------------------
  United Kingdom - 5.6%
    United Kingdom Treasury, 7s, 2002                                GBP    317       $   488,303
    United Kingdom Treasury, 7.25s, 2007                                    333           556,702
    United Kingdom Treasury, 8s, 2015                                       189           380,471
    United Kingdom Treasury, 6s, 2028                                        85           160,380
                                                                                      -----------
                                                                                      $ 1,585,856
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $15,802,622
-------------------------------------------------------------------------------------------------
U.S. Bonds - 29.7%
  Financial Institutions - 1.0%
    Toyota Motor Credit Corp., 1s, 2004                              JPY 30,000       $   280,826
-------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 28.7%
    U.S. Treasury Bonds, 6.25s, 2023                                $     1,675         1,688,601
    U.S. Treasury Notes, 8s, 2001                                         1,780         1,801,965
    U.S. Treasury Notes, 6.75s, 2005                                      1,107         1,132,771
    U.S. Treasury Notes, 6.125s, 2007                                     2,230         2,215,015
    U.S. Treasury Notes, 5.5s, 2009                                         574           549,243
    U.S. Treasury Notes, 4.25s, 2010                                        252           256,010
    U.S. Treasury Notes, 6.5s, 2010                                         548           566,752
                                                                                      -----------
                                                                                      $ 8,210,357
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $ 8,491,183
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $24,123,607)                                            $24,293,805
-------------------------------------------------------------------------------------------------
Call Options Purchased - 0.1%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Japan Government Bonds/August/132.49                            JPY 170,000       $    17,708
    Japanese Yen/July/105                                               133,912             8,571
-------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $32,431)                                 $    26,279
-------------------------------------------------------------------------------------------------
Put Options Purchased
-------------------------------------------------------------------------------------------------
    Japanese Yen/July/103                                           JPY 134,365       $     8,599
    Japanese Yen/ Euro/January/130                                        6,254               125
    Japanese Yen/July/108                                               142,495             4,845
-------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $26,785)                                  $    13,569
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 15.6%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized
      Cost                                                          $     4,469         4,467,369
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $28,650,192)                                       28,801,022
-------------------------------------------------------------------------------------------------
Call Options Written -
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                         (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
    Australian Dollars/May/.555                                        $    432       $    (2,228)
    Canadian Dollars/September/1.40                                  CAD    994               (68)
-------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $12,147)                               $    (2,296)
-------------------------------------------------------------------------------------------------
Put Options Written - (0.1)%
-------------------------------------------------------------------------------------------------
    Japanese Govt Bonds/August/132.49                               JPY 170,000       $   (13,542)
    Japanese Yen/July/108                                               142,495            (4,845)
-------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $31,027)                                $   (18,387)
-------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.6)%                                                  (184,086)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $28,596,253
-------------------------------------------------------------------------------------------------

## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

     AUD = Australian Dollars           GBP = British Pounds
     BRL = Brazilian Cruzeiro           GRD = Greek Drachma
     CAD = Canadian Dollars             JPY = Japanese Yen
     DKK = Danish Kroner                SEK = Swedish Krona
     EUR = Euro                         VEB = Venezuelian Bolivar

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------
JUNE 30, 2000
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $28,650,192)           $28,801,022
  Cash                                                                 1,401
  Net receivable for forward foreign currency exchange
    contracts to purchase                                             30,467
  Receivable for investments sold                                    766,988
  Interest receivable                                                538,203
  Receivable from investment adviser                                     166
  Other assets                                                           237
                                                                 -----------
      Total assets                                               $30,138,484
                                                                 -----------
Liabilities:
  Net payable for forward foreign currency exchange
    contracts to sell                                                 31,922
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                     2,199
  Payable for investments purchased                                1,486,915
  Written options outstanding, at value
    (premiums received, $43,174)                                      20,683
  Payable to affiliate for management fee                                512
                                                                 -----------
      Total liabilities                                          $ 1,542,231
                                                                 -----------
Net assets                                                       $28,596,253
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $33,307,968
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                               175,802
  Accumulated net realized loss on investments
    and foreign currency transactions                             (4,923,240)
  Accumulated undistributed net investment income                     35,723
                                                                 -----------
      Total                                                      $28,596,253
                                                                 ===========
Shares of beneficial interest outstanding                         3,305,580
                                                                  =========

Net asset value, redemption price, and offering
  price per share (net assets / shares of beneficial
  interest outstanding)                                            $8.65
                                                                   =====

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2000
------------------------------------------------------------------------------
Net investment income:
  Interest income                                               $ 1,195,765
                                                                -----------

  Expenses -
    Management fee                                              $   138,262
    Trustees' compensation                                            3,720
    Shareholder servicing agent fee                                   1,595
    Administrative fee                                                2,980
    Auditing fees                                                    36,500
    Custodian fee                                                    20,239
    Registration fees                                                12,831
    Printing                                                          8,881
    Legal fees                                                        1,090
    Miscellaneous                                                     1,147
                                                                -----------
      Total expenses                                            $   227,245
    Fees paid indirectly                                             (1,567)
    Reduction of expenses by investment adviser                     (87,416)
                                                                -----------
      Net expenses                                              $   138,262
                                                                -----------
        Net investment income                                   $ 1,057,503
                                                                -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $(1,932,319)
    Written option transactions                                      35,238
    Foreign currency transactions                                    28,846
                                                                -----------
      Net realized loss on investments and foreign
        currency transactions                                   $(1,868,235)
                                                                -----------

  Change in unrealized appreciation -
    Investments                                                 $   843,498
    Written options                                                  72,359
    Translation of assets and liabilities in foreign
       currencies                                                    82,321
                                                                -----------
      Net unrealized gain on investments and foreign
        currency translation                                    $   998,178
                                                                -----------
        Net realized and unrealized loss on investments
           and foreign currency                                 $  (870,057)
                                                                -----------
          Increase in net assets from operations                $   187,446
                                                                ===========

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                   2000                1999
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $ 1,057,503        $    904,592
  Net realized gain (loss) on investments and foreign
     currency transactions                                      (1,868,235)          1,662,929
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           998,178            (490,997)
                                                               -----------        ------------
    Increase in net assets from operations                     $   187,446        $  2,076,524
                                                               -----------        ------------
Distributions declared to shareholders -
  From net investment income                                   $  (545,516)       $   --
                                                               -----------        ------------
Net increase (decrease) in net assets from fund
  share transactions                                           $14,047,695        $(13,185,973)
                                                               -----------        ------------
    Total increase (decrease) in net assets                    $13,689,625        $(11,109,449)
                                                               -----------        ------------
Net assets:
  At beginning of period                                        14,906,628          26,016,077
                                                               -----------        ------------
  At end of period (including accumulated
    undistributed net investment income
    of $35,723 and $623,151, respectively)                     $28,596,253        $ 14,906,628
                                                               ===========        ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                   --------------------------------------------------------------------------
                                                         2000              1999            1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 8.69            $ 8.18          $ 9.07         $ 9.28         $10.13
                                                       ------            ------          ------         ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.43            $ 0.43          $ 0.48         $ 0.58         $ 0.64
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        (0.27)            (0.08)          (0.16)         (0.25)         (0.48)
                                                       ------            ------          ------         ------         ------
      Total from investment operations                 $ 0.16            $ 0.51          $ 0.32         $ 0.33         $ 0.16
                                                       ------            ------          ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.20)             --            $(1.10)        $(0.54)        $(0.48)
  From net realized gain on investments and
    foreign currency transactions                        --                --              --             --            (0.31)
  In excess of net realized gain on investments
    and foreign currency transactions                    --                --              --             --            (0.22)
  From paid-in capital                                   --                --             (0.11)          --             --
                                                       ------            ------          ------         ------         ------
      Total distributions declared to
        shareholders                                   $(0.20)           $ 0.00          $(1.21)        $(0.54)        $(1.01)
                                                       ------            ------          ------         ------         ------
Net asset value - end of period                        $ 8.65            $ 8.69          $ 8.18         $ 9.07         $ 9.28
                                                       ======            ======          ======         ======         ======
Total return                                            1.97%             6.11%           3.70%          3.40%          1.51%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.66%             0.67%           0.65%          0.65%          0.65%
  Net investment income                                 4.97%             4.86%           5.51%          6.09%          6.52%
Portfolio turnover                                       201%              275%            413%           365%           425%
Net assets at end of period (000 omitted)             $28,596           $14,907         $26,016        $53,517        $62,807

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                          $ 0.39            $ 0.39          $ 0.45         $ 0.55         $ 0.61
        Ratios (to average net assets):
          Expenses##                                    1.07%             1.11%           1.01%          0.97%          0.95%
          Net investment income                         4.56%             4.42%           5.17%          5.78%          6.22%
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Global Fixed Income Fund (the fund), is a non-diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 2000, $1,099,415 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share. At June 30, 2000, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for foreign currency and capital losses.

At June 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $4,282,124 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2004, ($3,959,876) and June 30, 2008 ($322,248).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES             SALES
----------------------------------------------------------------------------
U.S. government securities                     $21,468,869       $18,636,039
                                               -----------       -----------
Investments (non-U.S. government securities)   $26,390,356       $16,174,102
                                               -----------       -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $28,836,637
                                                                 -----------
Gross unrealized depreciation                                       (319,042)
Gross unrealized appreciation                                    $   283,427
                                                                 -----------
    Net unrealized depreciation                                  $   (35,615)
                                                                 ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                           YEAR ENDED JUNE 30, 2000            YEAR ENDED JUNE 30, 1999
                                        ---------------------------       -----------------------------
                                           SHARES            AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             1,750,039        $15,503,565        --             $  --
Shares issued to shareholders in
  reinvestment of distributions            62,472           544,130         --                --
Shares reacquired                        (221,976)       (2,000,000)      (1,466,943)       (13,185,973)
                                        ---------       -----------       ----------       ------------
    Net increase (decrease)             1,590,535       $14,047,695       (1,466,943)      $(13,185,973)
                                        =========       ===========       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2000, was $160. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                     NUMBER OF
                                                     CONTRACTS        PREMIUMS
------------------------------------------------------------------------------
Outstanding, beginning of period                            4       $  59,935
  Options written                                          25         342,122
  Options terminated in closing transactions              (17)       (307,765)
  Options exercised                                        (2)        (12,180)
  Options expired                                          (6)        (38,938)
                                                                    ---------
Outstanding, end of period                                  4       $  43,174
                                                                    =========

At June 30, 2000, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                                            NET
                                                                                                                     UNREALIZED
                                                  CONTRACTS TO                                   CONTRACTS         APPRECIATION
                     SETTLEMENT DATE           DELIVER/RECEIVE        IN EXCHANGE FOR             AT VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Sales                        6/05/01  BRL            1,123,579             $  569,550           $  576,070            $ (6,520)
                             9/13/00  CAD              850,056                575,140              575,557                (417)
                             9/13/00  DKK            4,281,233                549,087              549,456                (369)
                             9/13/00  GRD          175,860,370                499,944              497,468                2,476
                             7/24/00  JPY           44,178,333                425,119              418,057                7,062
                             9/13/00  SEK            5,907,160                668,350              673,664              (5,314)
                            10/05/00  VEB          557,468,934                766,456              795,296             (28,840)
                                                                           ----------           ----------            --------
                                                                           $4,053,646           $4,085,568            $(31,922)
                                                                           ==========           ==========            ========
Purchases                    9/13/00  AUD              286,801             $  169,749           $  171,643            $  1,894
                             6/05/01  BRL            1,123,579                559,412              576,070              16,658
                             9/13/00  EUR            3,330,217              3,185,090            3,192,549               7,459
                             9/13/00  JPY           57,258,983                554,260              546,690              (7,570)
                             9/13/00  NZD               25,530                 12,000               11,967                 (33)
                            10/05/00  VEB          557,468,934                783,237              795,296              12,059
                                                                           ----------           ----------            --------
                                                                           $5,263,748           $5,294,215            $ 30,467
                                                                           ==========           ==========            ========

At June 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $1,872 with Deutsche Bank and $327 with Merrill Lynch.

At June 30, 2000, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Global Fixed Income Fund:

We have audited the accompanying statements of assets and liabilities of MFS Institutional Global Fixed Income Fund (one of the series comprising MFS Institutional Trust), including the portfolio of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Global Fixed Income Fund as of June 30, 2000, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 10, 2000

FEDERAL TAX INFORMATION

In January 2001, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2000.

(C) 2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116                            IGF-2 8/00 400